UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2018

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Exact name of registrant as specified in its charter)

Israel	001-16174	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Basel Street

P.O. Box 3190

Petach Tikva 4951033, Israel

(Address of Principal Executive Offices, including Zip Code)

+972-3-914-8171

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

(a) Teva Pharmaceutical Industries Limited (“Teva”) held its Annual Meeting of Shareholders on June 5, 2018.

(b) The following is a summary of the matters voted on at that meeting.

(1)	The shareholders elected the following directors to serve on Teva’s Board of Directors, until Teva’s 2021 annual meeting of shareholders, as follows:

Directors	For	Against	Abstain	Brokers non-vote

Rosemary A. Crane	620,581,429	29,402,162	2,080,980	111,018,874
Gerald M. Lieberman	620,182,635	29,769,422	2,112,514	111,018,874
Prof. Ronit Satchi-Fainaro	636,751,192	13,503,641	1,809,738	111,018,874

(2)	The shareholders approved, on a non-binding advisory basis, the compensation for Teva’s named executive officers listed in the proxy statement for the 2018 annual meeting, as follows:

For	Against	Abstain	Brokers non-vote

489,838,764	157,168,607	5,057,821	111,018,074

(3)	The shareholders recommended, on a non-binding advisory basis, to hold a non-binding advisory vote to approve the compensation for Teva’s named executive officers, as follows:

1 Year	2 Years	3 Years	Abstain	Brokers non-vote

645,079,892	3,011,787	2,328,079	1,602,476	111,018,874

(4)	The shareholders approved the appointment of Kesselman & Kesselman, a member of PricewaterhouseCoopers International Ltd., as Teva’s independent registered public accounting firm until the 2019 annual meeting of shareholders, as follows:

For	Against	Abstain	Brokers non-vote

722,372,299	5,911,634	26,982,006	—

(5)	The shareholders approved an amendment and restatement of Teva’s 2008 Employee Stock Purchase Plan for U.S. Employees, as follows:

For	Against	Abstain	Brokers non-vote

631,110,654	18,880,625	2,073,292	111,018,874

(d) Based on the voting results set forth in (3) above, Teva’s Board of Directors has determined that an advisory vote by the shareholders regarding named executive officer compensation as set forth in the proxy statement will be conducted on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Date: June 6, 2018	By:	/s/ Michael McClellan
Name: Michael McClellan
Title: Executive Vice President, Chief Financial Officer